FINANCIAL INCOME (EXPENSES), net (Tables)	12 Months Ended
Dec. 31, 2025
FINANCIAL INCOME (EXPENSES), net
Schedule of financial income (expenses), net

	Year Ended December 31,
	2025	2024	2023

	U.S. dollars in thousands
Financial income:
Fair value gains on derivative financial instruments	1,280	8,228	—
Other Income	15	40	210
Interest from bank deposits	23	79	91
	1,318	8,347	301
Financial expenses:
Interest for lease liabilities	19	44	63
Issuance cost in respect of warrants and equity line of credit	1,018	1,497	2,034
Loss from changes in exchange rates	87	(29)	115
Fair value loss on derivative financial instruments	—	—	5,569
Loss from modification of warrants terms as part of a new issuance	—	—	1,459
Other	332	—	11
	1,456	1,512	9,251
Financial income (expenses), net from continuing operation	(138)	6,835	(8,950)